UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): March 2, 2010

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 2, 2010, two of Unitil Corporation’s subsidiaries, Northern Utilities, Inc. (“Northern”) and Unitil Energy Systems, Inc. (“Unitil Energy”), completed private placements of notes and bonds, respectively, to institutional investors.

Northern issued and sold $25 million of its 5.29% senior unsecured notes due March 2, 2020 pursuant to the Note Purchase Agreement dated March 2, 2010 among Northern and the purchasers of the notes. Northern is scheduled to redeem approximately one-third of the principal amount of the notes on March 2 in each year commencing March 2, 2018 and ending March 2, 2020. The other terms of the notes are set forth in the form of Note Purchase Agreement and the form of Note, which are attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K.

Unitil Energy issued and sold $15 million of its 5.24% Series P First Mortgage Bonds due March 2, 2020 pursuant to the Bond Purchase Agreement dated March 2, 2010 among Unitil Energy and the purchasers of the bonds and in accordance with the Fourteenth Supplemental Indenture dated March 2, 2010 between Unitil Energy and U.S. Bank National Association (as trustee). Unitil Energy is scheduled to redeem approximately one-third of the principal amount of the bonds on March 2 in each year commencing March 2, 2018 and ending March 2, 2020. The other terms of the bonds are set forth in the Fourteenth Supplemental Indenture and form of bond, which are attached as Exhibit 4.4 to this Current Report on Form 8-K.

The net proceeds from both sales will be used to repay outstanding short-term indebtedness incurred for additions, extensions and betterments to utility property, plant and equipment.

Both sales were exempt from the registration requirements under the U.S. Securities Act of 1933, as amended. The notes and bonds may or will become immediately due upon an event of default, as described in the Note Purchase Agreement and the Fourteenth Supplemental Indenture, respectively.

A press release announcing the sale of the notes and the bonds is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Note Purchase Agreement dated as of March 2, 2010 by and among Northern and the several purchasers named therein.

4.2	Form of Note issued pursuant to the Note Purchase Agreement dated as of March 2, 2010 by and among Northern and the several purchasers named therein.

4.3	Form of Bond Purchase Agreement dated as of March 2, 2010 by and among Unitil Energy and the several purchasers named therein.

4.4	Fourteenth Supplemental Indenture dated March 2, 2010 between Unitil Energy and U.S. Bank National Association (as trustee).

4.5	Form of Bond issued pursuant to the Bond Purchase Agreement dated as of March 2, 2010 by and among Unitil Energy and the several purchasers named therein.

99.1	Press Release dated March 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ MARK H. COLLIN
Mark H. Collin Senior Vice President, Chief Financial Officer and Treasurer

Date: March 8, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Note Purchase Agreement dated as of March 2, 2010 by and among Northern and the several purchasers named therein.

4.2	Form of Note issued pursuant to the Note Purchase Agreement dated as of March 2, 2010 by and among Northern and the several purchasers named therein.

4.3	Form of Bond Purchase Agreement dated as of March 2, 2010 by and among Unitil Energy and the several purchasers named therein.

4.4	Fourteenth Supplemental Indenture dated March 2, 2010 between Unitil Energy and U.S. Bank National Association (as trustee).

4.5	Form of Bond issued pursuant to the Bond Purchase Agreement dated as of March 2, 2010 by and among Unitil Energy and the several purchasers named therein.

99.1	Press Release dated March 4, 2010.